UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2014

UCP, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36001	90-0978085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	99 Almaden Boulevard Suite 400 San Jose, California	95113
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 207-9499

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

As discussed in Item 5.07 below, at a meeting held on May 13, 2014, the stockholders of UCP, Inc. (the “Company”) approved the UCP, Inc. 2014 Short-Term Incentive Plan (the “Short-Term Incentive Plan”).  Under the Short-Term Incentive Plan, officers and other employees of the Company and its subsidiaries are eligible to receive incentive awards based on the achievement of objective performance goals for performance periods commencing on or after January 1, 2014.  A description of the material terms of the Short-Term Incentive Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2014.

The foregoing description of the Short-Term Incentive Plan is a summary and is qualified in its entirety by reference to the full text of the Short-Term Incentive Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)

On May 13, 2014, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”).

(b)

At the Annual Meeting, the Company’s stockholders: (i) elected the two persons listed below to serve as Class I directors for a term expiring at the 2017 Annual Meeting of Stockholders; (ii) ratified the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2014; (iii) approved the performance measures included in the UCP, Inc. 2013 Long-Term Incentive Plan; and (iv) approved the UCP, Inc. 2014 Short-Term Incentive Plan.  Set forth below are the voting results for each of the proposals voted upon by the Company’s stockholders:

Proposal 1: The election of two Class I directors for a term expiring at the 2017 Annual Meeting of Stockholders.

Director Name	For	Withheld	Broker Non-Votes
John R. Hart	14,140,694	1,717,386	589,382
Kathleen R. Wade	15,649,668	208,412	589,382

Proposal 2: The ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

For	Against	Abstain	Broker Non-Votes
16,284,666	3,586	159,210	0

Proposal 3: The approval of the performance measures included in the UCP, Inc. 2013 Long-Term Incentive Plan.

For	Against	Abstain	Broker Non-Votes
14,523,347	1,169,339	165,394	589,382

Proposal 4: The approval of the performance measures included in the UCP, Inc. 2014 Short-Term Incentive Plan.

For	Against	Abstain	Broker Non-Votes
14,727,799	970,997	159,284	589,382

Item 9.01.                      Financial Statements and Exhibits.

(d)

Exhibit Number	Description

10.1	UCP, Inc. 2014 Short-Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2014	UCP, INC.

	By:	/s/ William J. La Herran
William J. La Herran
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1	UCP, Inc. 2014 Short-Term Incentive Plan